UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2022

LOCKHEED MARTIN CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

6801 Rockledge Drive Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

(301) 897-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LMT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 21, 2022, Lockheed Martin Corporation (the “Company”) entered into a supplemental indenture (the “Supplemental Indenture”) to its existing base indenture, dated as of September 6, 2011 (the “Base Indenture” and, together with the Supplemental Indenture, the “Indenture”), between the Company and U.S. Bank Trust Company, National Association (“USBTCNA”), as successor in interest to U.S. Bank National Association (“USBNA”), as trustee. On January 29, 2022, USBNA transferred substantially all of its corporate trust business to its affiliate, USBTCNA. Upon USBTCNA’s succession to the business of USBNA, it became a wholly owned subsidiary of USBNA. As a result of such transfer, USBTCNA is the successor trustee under each of the Company’s existing indentures with USBNA, including the Indenture.

The Supplemental Indenture provides for certain amendments to the redemption provisions set forth in Article 3 of the Base Indenture, which amendments are effective as of the date of the Supplemental Indenture and will apply only to any new series of securities issued thereafter, but will not apply to any series of securities that is outstanding on the date of the Supplemental Indenture.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Base Indenture, which was previously filed as an exhibit to the Company’s registration statement on Form S-3 (File No. 333-237836) filed with the SEC on April 24, 2020, and the Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Supplemental Indenture, dated as of April 21, 2022, between Lockheed Martin Corporation and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lockheed Martin Corporation
(Registrant)

Date: April 21, 2022	By:	/s/ Kerri R. Morey
Kerri R. Morey
Vice President and Associate General Counsel